Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Certification of Chief Executive Officer, and Chief Financial Officer

In connection with the Annual Report of Apolo Gold & Energy Inc. (the “Company”) on Form 10-K for the fiscal year ending June 30, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert Dinning, Chief Executive Officer and Chief Financial Officer certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

September 24, 2013	/s/ Robert Dinning
Robert Dinning Chief Executive Officer and Chief Financial Officer